UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2025
________________________________________________________
American Outdoor Brands, Inc.
(Exact name of Registrant as Specified in Its Charter)
________________________________________________________

Delaware	001-39366	84-4630928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Route Z Columbia, Missouri		65202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 338-9585
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	AOUT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.
On October 27, 2025, we held our 2025 Annual Meeting of Stockholders, or the Annual Meeting, to consider and vote upon the following proposals: (1) to elect Barry M. Monheit, Bradley T. Favreau, Mary E. Gallagher, Gregory J. Gluchowski, Jr., Luis G. Marconi, and Brian D. Murphy to serve until their successors are elected and qualified at the 2026 Annual Meeting of Stockholders, subject to their earlier death, resignation, disqualification or removal; and (2) to ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as our independent registered public accountant for the fiscal year ending April 30, 2026.

The following directors were elected at the annual meeting:

Director	Votes For	Votes Against	Abstentions	Broker Non- Votes
Barry M. Monheit	8,287,864	1,229,303	13,504	1,758,979
Bradley T. Favreau	7,951,286	1,522,885	56,500	1,758,979
Mary E. Gallagher	9,415,616	98,240	16,815	1,758,979
Gregory J. Gluchowski, Jr.	9,392,278	51,776	86,617	1,758,979
Luis G. Marconi	9,137,906	379,212	13,553	1,758,979
Brian D. Murphy	9,476,142	48,836	5,693	1,758,979

Our stockholders ratified the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending April 30, 2026. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ratification of Grant Thornton LLP as independent registered public accountants	11,213,501	62,103	14,046	-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN OUTDOOR BRANDS, INC.

Date:	October 28, 2025	By:	/s/ H. Andrew Fulmer
H. Andrew Fulmer Executive Vice President, Chief Financial Officer, and Treasurer